EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the use of our reports incorporated herein by reference in the registration statement.

                                                     /s/KPMG Peat Marwick LLP
                                                     KPMG Peat Marwick LLP


Boston, Massachusetts
April 30, 1997


                                      II-8


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